UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

LIFEVANTAGE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9815 S. Monroe Street, Suite 100, Sandy, UT		84070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

LifeVantage Corporation (the “Company”) held its fiscal 2013 annual meeting of shareholders on November 14, 2012 (the “Annual Meeting”). The following proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting:

1. To elect the following seven director nominees to the Company’s board of directors until the Company’s next annual meeting of shareholders and until their successor is elected and qualified:

Mr. Michael A. Beindorff	Mr. Dave S. Manovich	Mr. Garry Mauro
Mr. George Metzger	Mr. Douglas C. Robinson	Mr. Richard Okumoto
Mr. Elwood H. Spedden

2. To advise as to the compensation of the Company’s named executive officers;

3. To advise as to the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers; and

4. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2013.

The proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on October 9, 2012 and delivered to the Company’s shareholders entitled to notice of and to vote at the Annual Meeting.

The final voting results of each proposal were as follows:

Proposal 1 – Election of Directors: The Company’s shareholders elected each of the seven nominees listed above to the Company’s board of directors to serve until the Company’s next annual meeting of shareholders and until their successor is elected and qualified. Votes cast were as follows:

	For	Withhold	Broker Non-Votes
Mr. Michael A. Beindorff	35,816,584	6,634,123	39,872,287
Mr. Dave S. Manovich	39,241,912	3,208,795	39,872,287
Mr. Garry Mauro	35,403,886	7,046,821	39,872,287
Mr. George Metzger	36,768,651	5,682,056	39,872,287
Mr. Douglas C. Robinson	35,423,434	7,027,273	39,872,287
Mr. Richard Okumoto	36,094,644	6,356,063	39,872,287
Mr. Elwood H. Spedden	36,726,568	5,724,139	39,872,287

Proposal 2 – Advise as to the Company’s Executive Compensation: The Company’s shareholders voted to approve the non-binding advisory resolution approving the Company’s compensation of its named executive officers. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
31,253,752	10,287,981	908,974	39,872,287

Proposal 3 – Advise as to the Frequency of Future Shareholder Advisory Votes on the Company’s Executive Compensation: The frequency of future shareholder advisory votes on the Company’s executive compensation that received the greatest number of votes at the Annual Meeting was three years. Votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
12,183,068	5,073,545	24,697,724	496,370	39,872,287

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm: The Company’s shareholders ratified the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. Votes cast were as follows:

For	Against	Abstain
79,653,699	510,307	2,158,988

After considering the voting results set forth above, the Company’s board of directors determined at its November 14, 2012 meeting that the Company will hold a shareholder advisory vote on the compensation of its named executive officers once every three years. The Company will again seek its shareholders’ recommendation as to the frequency of such votes at its fiscal 2019 annual shareholder meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 19, 2012	LifeVantage Corporation

	By:	/s/ Rob Cutler
Rob Cutler
General Counsel